SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 of 15(d) of

                      The Securities Exchange Act of 1934

                          BOWLES FLUIDICS CORPORATION
                             A Maryland Corporation
                              SEC File No. 2-37706
                           Employer ID No. 52-0741762
                                6625 Dobbin Road
                            Columbia, Maryland 21045
                                 (410) 381-0400

     An Annual Meeting of Stockholders of Bowles Fluidics Corporation was held on March 13, 1997.

     1.  The following Board of Directors was elected:

                           William Ewing III
                           Ronald D. Stouffer
                           John E. Searle, Jr.
                           David C. Dressler

     2. Also at the meeting of stockholders, Coopers & Lybrand L.L.P. was appointed as the Corporation's certified public accountants.

     3.  At  a  directors'  meeting  immediately  following   the   meeting   of
         stockholders, the following officers were elected:

         Chairman of the Board                             William Ewing III
         President                                         Ronald D. Stouffer
         Vice President, Administration, & Secretary       Eleanor M. Kupris
         Vice President, Engineering                       Richard W. Hess
         Vice President, Finance                           David A. Quinn
         Vice President, Marketing                         Eric W. Koehler
         Vice President, Quality Assurance                 Dharapuram N. Srinath
         Vice President, Operations                        Melvyn J.L. Clough
         Corporate Controller                              Arlene M. Hardy

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Securities and Exchange Commission
Form 8-K
Page 2



     4. Miss Kupris has exercised an incentive stock option for 30,000 shares of the Common Stock of the Corporation, par value $.10 at $.15 per share. Sales of the stock is restricted in accordance with the terms of the Corporation's Incentive Stock Option Plan.


                                                  BOWLES FLUIDICS CORPORATION



                                                  ____________________________
                                                  Eleanor M. Kupris, Secretary
Date:     March 25, 1997
      _____________________